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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): February 25, 2002
                                                         -----------------




                                 INTERCEPT, INC.
                                 ---------------
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                            01-14213                          58-2237359
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)




3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia                     30071
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip Code)




       Registrant's telephone number, including area code: (770) 248-9600
                                                           --------------


                            The InterCept Group, Inc.
                         -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         On February 25, 2002, InterCept announced that it has changed its corporate name to InterCept, Inc. and that Lynn Boggs has been appointed as President.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERCEPT, INC.



                                          By: /s/ Scott R. Meyerhoff
                                              ----------------------------------
                                              Scott R. Meyerhoff
                                              Chief Financial Officer

Dated:  March 1, 2002

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